SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
 (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              BARON ASSET FUND
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                (Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act RULE 0-11 (Set forth the amount on which the filing fee is caluculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided  by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    -------------
    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) date Filed:

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

                                                                BARON ASSET FUND

[REGISTERED CASTLE LOGO]
[BARON]                      BARON GROWTH & INCOME FUND
[FUNDS]                         ____________________

                     Notice of Special Meeting of Shareholders
                                     _________

To the Shareholders of BARON GROWTH & INCOME FUND:

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Baron Growth & Income Fund (the "Fund"), a series of Baron Asset Fund (the "Trust") will be held at The Harmonie Club, 4 East 60th Street, New York, NY 10022 on May, 19, 1999 at 10:00 a.m. eastern time. At the Meeting the shareholders of the Fund will be asked:

     (1) To approve a proposal that would change the investment goal and objective of the Fund to capital appreciation.

     (2) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

     Holders of record of shares of common stock of the Fund at the close of business on March 22, 1999 are entitled to vote at the Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named on the proxy card as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the proposal.


                              By order of the Board of Trustees,

                              /s/ Linda S. Martinson
                              ----------------------
                                  Linda S. Martinson
                                  Secretary

March 24, 1999

IMPORTANT

YOUR VOTE IS IMPORTANT AND, AS A SHAREHOLDER, YOU ARE ASKED TO BE AT THE MEETING WITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS BY:

     1. COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE;

     2.   CALLING THE TOLL-FREE NUMBER ON YOUR PROXY CARD; OR

     3.   VOTING AT THE WEB SITE: WWW.PROXYVOTE.COM.


     YOUR PROMPT VOTING BY PROXY MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE TRUST IN WRITING (BY SUBSEQUENT PROXY OR THROUGH THE WEB SITE) OR BY TELEPHONE OF SUCH REVOCATION AT ANY TIME BEFORE THE MEETING.

                                                                BARON ASSET FUND

[REGISTERED CASTLE LOGO]
[BARON]                      BARON GROWTH & INCOME FUND
[FUNDS]                          767 Fifth Avenue
                                New York, NY 10153
                             __________________________

                                 PROXY STATEMENT
                             __________________________



General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Baron Asset Fund (the "Trust"), on behalf of one of its series, BARON GROWTH & INCOME FUND (the "Fund"). This proxy statement is for use at the Special Meeting of Shareholders (the "Meeting"), to be held at The Harmonie Club, 4 East 60th Street, New York, NY 10022 on May 19, 1999 at 10:00 a.m., eastern time, and at any and all adjournments thereof.

     This Proxy Statement, the Notice of Special Meeting, the Question & Answer Statement, and the proxy card are first being mailed to shareholders on or about March 26,1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of the Fund, 767 Fifth Avenue, 49th floor, New York, NY 10153), by visiting www.proxyvote.com, by calling the toll- free
                                   -----------------
number on your proxy card, by executing a superseding proxy, or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the Proxy Statement.

     A majority of the outstanding shares present in person or by proxy is necessary to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor, and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for the Meeting, abstentions will be treated as shares that are present but which have not been voted. Brokers and other nominees are not eligible to vote shares that are not beneficially owned by them and accordingly any "broker non votes" will be disregarded for quorum and voting purposes. SHAREHOLDERS ARE URGED TO FORWARD THEIR VOTING INSTRUCTIONS PROMPTLY.

     PROPOSAL 1 asks shareholders of the Fund to change the investment goal of the Fund to capital appreciation.

     The proposal requires the affirmative vote of a "majority of the outstanding shares" of the Fund. The Investment Company Act of 1940, as amended (the "1940 Act"), defines "majority of the outstanding shares" to mean the affirmative vote of the lesser of: (a) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     Holders of record of the shares of the Fund at the close of business on March 22, 1999 (the "Record Date") will be entitled to one vote per share for the Fund on all business to be conducted at the Meeting. The number of shares outstanding as of December 31, 1998 was 13,818,260.867.

     The Fund provides periodic reports to its shareholders which contains relevant information including investment results, portfolio changes and financial information. You may receive an additional copy of the annual report of the Fund for the fiscal year ended September 30, 1998 without charge by calling 1-800-992-2766, writing the Fund at 767 Fifth Avenue, 49th floor, New York, NY 10153, or accessing the Fund's web-site at www.baronfunds.com.
                                                    ------------------

1.   PROPOSAL TO CHANGE THE INVESTMENT GOAL OF THE FUND

     The proposal would change the investment goal and objective of the Fund to capital appreciation, without income as a secondary objective. If the proposal is adopted, the Board of Trustees will change the name of the Fund to Baron Growth Fund, deleting the word income.

     In considering this proposal, the Board discussed a variety of considerations. Since the Fund was launched in 1995, the growth and income category has been eliminated by most major mutual fund rating agencies. Morningstar eliminated the growth and income category in 1998. Lipper has announced that it will eliminate the category in 1999. Most newspapers and financial journals use information from either Morningstar or Lipper for their mutual fund tables and analyses. Investors have increasingly indicated a desire to make their own allocation decisions between growth funds and income funds, diminishing interest in a fund designed to make that decision for them.

     The Board also discussed the effect of the extended relative bear market in small cap stocks versus larger cap companies, which has resulted in what the investment adviser to the Fund (the "Adviser") and Board believe are compelling valuations among small cap growth companies. By eliminating income as a secondary objective the Fund can more fully take advantage of the many apparent opportunities to invest in small cap growth companies.

     The Board considered the fact that companies are paying lower dividends than in previous years as more companies determine to put all of their assets to work by investing cash flows within their own businesses to increase future profits or for share repurchases rather than return such cash flow to shareholders as dividends. The Adviser, as a long-term investor, sees a benefit to investing in businesses with management teams that have the conviction to sacrifice current earnings and dividends for future growth. In the Adviser's judgment high dividends have often signaled that management believes their businesses have limited growth opportunities.

     The Board discussed the management of the portfolio and the kinds of changes that would be made to the portfolio with the new investment goal. The Board concluded that the Adviser, while investing less of the Fund's portfolio in income producing securities, could continue to utilize its "value orientation to growth stocks" style. The Adviser believes this is a more conservative approach to investing than employed by most small cap funds, while still recognizing the inherent higher risks associated with investments in smaller companies. The change in approach, of course, will be that securities' yields will no longer be a secondary objective for the Fund's investments. The Fund would continue to invest mostly in small and mid cap companies, making opportunistic investments in businesses which, in the Adviser's judgment, have superior growth prospects, superb management teams, sustainable competitive advantages, and yet are selling at attractive prices. The Fund would continue to invest in companies where the Adviser has an expectation that an investment could increase at least 50% in value within the two years following its initial investment. It would continue to invest in businesses that the Adviser believes have the opportunity to double in size within 4 to 5 years and double again during the following 4 to 5 years.

     The risks of smaller company investments will continue to be managed by focusing on a business' long term growth prospects rather than its short term results. The Adviser's "value orientation towards growth" investment style, buying what it judges to be great businesses opportunistically, at attractive prices, should help minimize the risk relative to the small cap universe. Of course past performance is no guarantee of future results and the Adviser can provide no guarantee that it will be able to achieve these goals.

     The Board also discussed the confusion that many potential investors have experienced with respect to the Fund. The vast majority of growth and income funds are invested in large cap, mature, dividend-paying companies. The Fund invests in small and medium sized businesses that are almost entirely growth companies. The Fund's income component had been derived mostly through investments in REITs that, in the Adviser's opinion, no longer offer opportunities comparable to investing in small cap growth companies. Investors and financial planners interested in investing in a small cap fund do not typically consider growth and income funds.

     The Board also analyzed and considered historical information about the Fund, the Fund's portfolio over time, performance information, investment flows, similarities among funds within mutual fund categories and the investment Adviser's ability to perform its duties under its advisory agreement. The Board considered alternatives and determined that it was in the best interest of the shareholders of the Fund to approve the change of the Fund's investment objective and name.


BOARD OF TRUSTEES RECOMMENDATION

     Based on their evaluation of the information presented to them, and in light of their fiduciary duties, the Board has determined that it is in the best interest of the shareholders of the Fund to change the investment objective of the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL TO CHANGE THE INVESTMENT GOAL OF THE FUND TO CAPITAL APPRECIATION.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities, as defined herein on page 2, of the Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 1.


ADDITIONAL INFORMATION

     The cost of preparing, printing and mailing the proxy, notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other means, will be paid by BAMCO, Inc., the Fund's Adviser. The Fund will not pay any of the costs associated with the proxy or the solicitation thereof.

     It is expected that the solicitation of proxies will be primarily by mail. Shareholder Communications Corporation has been engaged to assist in the solicitation of proxies. To the extent that votes are not received, the proxy solicitation firm may contact shareholders by telephone. Shareholders may authorize the proxy solicitation firm to execute proxies on their behalf, by telephone or through the internet. Proxies that are obtained by telephone authorization will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     When soliciting telephonic proxies, the representative is required to ask for each shareholder's full name, address, social security or tax identification number, and the number of shares owned to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information is consistent, the proxy solicitor will explain the voting process and the proposals and ask for the shareholder's voting instructions. The proxy solicitor will not recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement. The proxy solicitation firm will confirm the voting instructions to the shareholder promptly by letter or mailgram.

     Shareholders who want to vote by electronic proxy rather than mailing back the proxy card, may do so by accessing www.proxyvote.com. or calling the
                                            -----------------
toll-free number referenced on the proxy card. The shareholder will be prompted to provide his or her control number that appears on the proxy card. If the information is correctly entered, the shareholder will be provided with instructions, and the opportunity to enter votes. Confirmation of telephone voting instructions are done immediately over the phone, while the shareholder will be sent electronic confirmation of the voting instructions by e-mail.

     Proxies may also be voted by filling out the proxy card sent with the Proxy Statement and returning it to the Fund. For replacement proxy cards or additional information, please call the Fund at 1-800-992-2766. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. Shareholders may attend the meeting in person.


OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any other business to be brought before the Special Meeting. Should any other matters requiring a shareholder vote arise, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNTIED STATES OR VOTE BY TOLL-FREE TELEPHONE CALL OR AT THE WEB-SITE. TO AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

                              By order of the Board of Trustees

                              /s/ Linda S. Martinson
                              ----------------------
                                  Linda S. Martinson
                                  Secretary

[REGISTERED CASTLE LOGO]
[BARON]
[FUNDS]
767 Fifth Avenue
NY, NY 10153

[REGISTERED CASTLE LOGO]
[BARON]
[FUNDS]

BARON FUNDS
767 FIFTH AVENUE, 49TH FLOOR
NEW YORK, NY 10153



Name on Account
Address











PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
-------------------------------------------------------------
IN ENCLOSED ENVELOPE
--------------------

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X
--------------------------------------------------------------------------------

                         BARON GROWTH & INCOME FUND
            THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints Ronald Baron, Chairman and CEO and Morty Schaja, Senior Vice President and Chief Operating Officer and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of BARON GROWTH & INCOME FUND (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at The Harmonie Club, 4 East 60th Street, New York, NY 10022 on May 19, 1999 at 10:00 a.m. eastern time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present, and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of each of the Proposals.


                       VOTE BY TELEPHONE OR THE INTERNET
                         CALL TOLL FREE 1-800-690-6903
                    OR VISIT OUR WEBSITE: WWW.PROXYVOTE.COM



     SHARES                         123,456,789,012.00000

     CONTROL NUMBER                          101010101010

     ACCOUNT NUMBER                   1234567890123456789

     PAGE      2  OF        2

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BARON GROWTH & INCOME FUND

                                 1010101010      020132660491

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

VOTE ON PROPOSALS

                                                                                          For     Against    Abstain
1.   To consider and act upon an amendment to the Fund's investment objective; and        [ ]     [ ]        [ ]


2.   To transact such other business as may properly come before the Meeting or           [ ]     [ ]        [ ]
     any adjournment thereof


     Please be sure to sign and date this proxy.

                       /                                              /
--------------------------------------        -------------------------------
Signature[PLEASE SIGN WITHIN BOX] Date        Signature (Joint Owners) Date

                                                                       068278209
                                                                               4
                                                                 123,456,789,012
